Exhibit 10.9

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 22, 2016 (the “Amendment”), is among APACHE CORPORATION, a Delaware corporation (“Borrower”), the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1. Borrower, the Administrative Agent, the other agents party thereto, and the Lenders are parties to that certain Credit Agreement, dated as of June 4, 2015, which was previously amended by that certain First Amendment to Credit Agreement dated as of September 9, 2015 (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of Borrower.

2. Borrower has requested the modification of certain terms and provisions of the Credit Agreement.

3. Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

SECTION 2. Amendment to Credit Agreement. Section 8.1(e) of the Credit Agreement hereby is amended in its entirety to read as follows:

“(e)	Other Indebtedness. A (i) default shall occur in the payment of more than $150,000,000 when due (subject to any applicable grace period), whether by acceleration or otherwise, of the principal amount of any Indebtedness of Borrower or any Restricted Subsidiary, or (ii) default by Borrower or any Restricted Subsidiary in the observance or performance of any other agreement or condition pertaining to Indebtedness of Borrower or any Restricted Subsidiary in an aggregate principal amount in excess of $150,000,000 or contained in any instrument or agreement evidencing, securing, or pertaining thereto, and such default shall have resulted in such Indebtedness being declared due and payable prior to its stated maturity and, after expiration of any applicable grace period, the Borrower or Restricted Subsidiary shall not have fully paid the resulting amount thereof.”

SECTION 3. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Administrative Agent, and the Required Lenders.

SECTION 4. Reaffirmation of Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, the following:

(i) The representations and warranties of Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(ii) The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

(iii) The execution, delivery and performance by Borrower of this Amendment are within Borrower’s corporate powers and have been duly authorized by all necessary corporate action on behalf of it.

(iv) This Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

(v) The execution, delivery and performance by Borrower of this Amendment do not (a) contravene Borrower’s articles of incorporation or other organizational documents or (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary.

(vi) No Default under the Loan Documents has occurred and is continuing and Borrower is in compliance with the financial covenant set forth in Article VI of the Credit Agreement.

SECTION 5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 9. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

SECTION 11. No Oral Agreements. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

APACHE CORPORATION

By:	/s/ James W. Kimble
Name:	James W. Kimble
Title:	Vice President and Treasurer

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Co-Syndication Agent and as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

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CITIBANK, N.A., as a Co-Syndication Agent and as a Lender

By:	/s/ Cathy Shepherd
Name:	Cathy Shepherd
Title:	Vice President

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ROYAL BANK OF CANADA, as a Co-Documentation Agent and as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Vice President

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MIZUHO BANK, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

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BANK OF MONTREAL, as a Lender

By:	/s/ Jim Ducote
Name:	Jim Ducote
Title:	Managing Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

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BNP PARIBAS, as a Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Gregory Fantoni
Name:	Gregory Fantoni
Title:	Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelley Rumps
Name:	Kelly Rumps
Title:	Senior Vice President

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SECOND AMENDMENT TO 2015 CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

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